UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by Registrant ✓

Filed by Party other than Registrant

Check the appropriate box:

Preliminary Proxy Statement		Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement	✓	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

AMBIENT CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

✓	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of AMBIENT CORPORATION

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote or request printed copies.

To Be Held On: Friday June 19, 2009 , at 9:30 AM (Eastern Time) at the Hyatt Regency Cambridge at 575 Memorial Drive, Cambridge, MA 02139
HOW TO REQUEST PAPER COPIES OF OUR MATERIALS
BY PHONE	BY PHONE: To request a copy of the proxy materials and your proxy card please call toll free 1-866-752-8683.
BY INTERNET	BY INTERNET: To access proxy materials and your proxy card online, please visit http://www.iproxydirect.com/ABTG and follow the on-screen instructions.
BY EMAIL

BY E-MAIL: To request a copy of the proxy materials and your proxy card, send an email with the words “Proxy Material Request” in the subject please be sure to include your name, address in the body of the email -  to proxy@iproxydirect.com

BY FAX	212-521-3464

This communication represents a notice to access, a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Both the proxy statement and annual report are available at: https://www.iproxydirect.com/ABTG

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed below, before June 8, 2009.

You may enter your voting instructions at https://www.iproxydirect.com until 11:59 PM Eastern Time June 18, 2009.

The purposes of this meeting are as follows:

1.

To elect five directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

2.

To ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“Rotenberg”) as the Company’s independent public accountants for the year ending December 31, 2009; and

3.

To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

The Board of Directors recommends that you vote ‘FOR’ all proposals included in the proxy.

PLEASE NOTE – THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

CONTROL ID:	XXX-XX-XXXX
PROXY ID:	XXX-XX-XXXX
PASSWORD:	XXX-XX-XXXX

ADDRESS	ID: XX00001
ADDRESS2
CITY ST ZIP